UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: April 30, 2017

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

SANDS CAPITAL

The Sands Capital Global Growth Fund

Semi-Annual Report

April 30, 2017

Investment Adviser:
Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2017 (Unaudited)

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2017 (Unaudited)

Dear Shareholder:

We are pleased to provide you with the Semi-Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the six month period ending April 30, 2017. Over the reporting period, the Fund’s Institutional Class and Investor Class returned 12.97% and 12.84%, respectively, compared to a 11.76% return for the MSCI All Country World Index (ACWI). While we monitor short-term performance (such as over one quarter, six months, or one year), our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. As a result, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles. Since inception (3/31/2010), the Fund’s Institutional Class and Investor Class annualized return was 11.97% and 11.71%, respectively, compared to a 7.95% annualized return for the ACWI. The Fund’s Institutional Class and Investor Class performance as of 03/31/17 was the following: 18.56% and 18.32% for 1 year period, 9.13% and 8.87% for 5 year period, 11.38% and 11.12% since inception.

Performance Review

The top five contributors to relative investment results during the reporting period were Priceline, ASML, Charles Schwab, Illumina, and Whole Foods Market. Ono Pharmaceutical, Cerner, Under Armour, Galapagos, and Fast Retailing were the five largest relative detractors. During the period, the Fund initiated investments in Genmab, Starbucks, Netflix, Shopify, and Galapagos. The Fund exited positions in Cerner, Kansas City Southern, and Monsanto.

From a sector perspective, consumer staples and consumer discretionary were the largest contributors to relative investment results during the period. Financials and industrials were the top relative sector detractors. On a regional basis, U.S. & Canada and Western Europe contributed most to relative investment results, while Developed Asia was the sole detractor.

The Fund began 2017 on a strong note, as some of last year’s market headwinds dissipated. While business fundamentals matter most to our long-term investment cases, we recognize that macroeconomic developments can affect investment results, especially in the short run. We believe three developments had the greatest effect on year-to-date 2017 results.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2017 (Unaudited)

First, the Fund’s Indian companies benefited as Indian equity markets hit all-time highs. Some of the positives in India were that demonetization suppressed growth less than feared, the government released a well-received budget focused on infrastructure, and Prime Minister Modi’s Bharatiya Janata Party won important state elections. Our long-held belief in India’s potential is reflected in the fact that approximately 13 percent of the Fund was invested in Indian businesses as of April 30. That contrasts with India’s roughly one percent share of the MSCI All Country World Index (MSCI ACWI).

Second, growth stocks, which lagged in November and December 2016’s “Trump reflation trade,” were again embraced by investors. We believe this led to significant stock price appreciation for many of our businesses, some of which also benefited from solid fourth-quarter earnings that indicated continued progress on business fundamentals.

Third, the dovish rate hike announced by the U.S. Federal Reserve in March provided a tailwind to emerging markets. Approximately 27 percent of the Fund is composed of companies domiciled in emerging markets (compared to only 13 percent of the MSCI ACWI). As a group, many of these businesses appeared to benefit from positive sentiment around a potentially less hawkish Fed.

Although constructive macroeconomic developments are welcome support, they are very difficult to predict and tend to be short lived. For this reason, our investment strategy is based on fundamental, bottom-up research designed to seek to identify leading growth businesses that we expect to generate sustainable above-average earnings growth over the long term. These companies operate in what we believe are promising business spaces, often supported by durable secular tailwinds that we think are capable of sustaining growth through economic cycles.

Commentary

In this letter, we discuss our approach to finding secular growth prospects in the industrials sector.1 Although the consumer, life sciences, and technology sectors represent the greatest exposures in our Global Growth portfolio, our six investment criteria also lead us to industrials businesses which we believe have the potential to add significant long-term value. Most often, these industrials businesses are domiciled in emerging markets.

[1]	Sands Capital generally defines “industrials” as select companies belonging to the consumer discretionary, energy, materials, industrials, and utilities MSCI GICS sectors.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2017 (Unaudited)

Identifying secular growth opportunities in a sector dominated by cyclical players requires strong research capabilities. We believe our fundamental six criteria are particularly well suited for this purpose. We seek to identify businesses distinguished by sustainable earnings growth, leadership, competitive moats, stable management teams, strong balance sheets, and rational valuation. In addition, industrials businesses that meet our criteria tend to demonstrate one or more of the following traits:

•	An enabling service or technology operating at a chokepoint

•	Exposure to middle-class consumers in emerging markets

•	Creation of a premium brand or product, shifting consumer behaviors toward aspirational spending

In the Global Growth portfolio, we believe three industrials companies — Airports of Thailand, Motherson Sumi, and Eicher Motors — exhibit one or more of these traits, and are well positioned to add value and enhance the wealth of our clients with prudence over time.

AOT Takes Off

Airports of Thailand (AOT) is Thailand’s largest airport operator, with over 80 percent share of the country’s air traffic. We believe the company’s near-monopolistic control of the market is a powerful chokepoint, given positive trends in air travel and the popularity of Thailand as a tourist destination.

AOT also benefits from the growing number of emerging markets consumers, as the country is particularly favored by travelers from other Asia-Pacific emerging markets. Fueled by increased incomes, passenger growth from emerging economies is estimated to outpace growth from developed nations through 2034. This forecast is supported by the expected expansion of the middle class, which could account for over 70 percent of the population in China and India by 2030.2 This matters for AOT, as Thailand often ranks among the top Asia-Pacific tourist destinations. In 2016, Bangkok was the top destination in the region with 21 million arrivals, and China accounted for nearly 40 percent of international overnight visitors.3

[2]	Brookings Development, Aid and Governance Indicators. https://www.brookings.edu/interactives/development-aid-and-governance-indicators-dagi/
[3]	MasterCard Asia Pacific Destinations Index 2016

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2017 (Unaudited)

We believe AOT also benefits from its relationship with the Thai government, which views tourism promotion as a national priority.4 In recent years, the Ministry of Tourism and Sports rolled out strategies to increase the appeal of Thailand as a destination, including the promotion of safety and improvement of logistics. We believe these underpinning factors provide a long runway for sustained above-average revenue and earnings growth for AOT as the operator of the country’s six busiest airports

Motherson Makes, the World Takes

In our view, the influence of the emerging markets consumer also benefits Motherson Sumi, a leading manufacturer and supplier of parts and components to global automakers. The company’s product lineup includes essential components such as rear-view mirrors, IP modules, door trims, and bumpers. In its core India-based business, Motherson enjoys a large (over 50 percent) share in wiring harnesses, allowing it to benefit from growth in underlying unit sales, as well as from increased electronics content per car.

Motherson is also extending its footprint through strategic acquisitions and international expansion. Since 2002, the company has made 18 acquisitions. Motherson has become an acquirer of choice in the fragmented auto parts industry, and has been encouraged by manufacturers to purchase underperforming suppliers. We believe automakers’ approval demonstrates Motherson’s operational prowess and expands its growth prospects. The company has also become a global supplier. It now has over 200 facilities in 26 countries, with nine new sites planned in the U.S., Mexico, Hungary, India, and South Korea.

Upward Mobility with Eicher Motors

One example of a leading industrials business that we believe is supported by aspirational spending is Eicher. The firm designs and manufactures India’s iconic Royal Enfield motorcycles, which were first produced in 1901. We believe the brand enjoys a hallowed status and a reputation for quality. India represents the largest motorcycle market in the world, with annual sales of approximately 11 million units. Within that large and growing market, Eicher created the country’s premium/mid-size “cruiser” motorcycle market segment, of which it has approximately 95 percent

[4]	Thailand Government Public Relations Department.
http://thailand.prd.go.th/ewt_news.php?nid=1981&filename=index

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2017 (Unaudited)

share.5,6 While the overall motorcycle market is growing in the high single-digit to low double-digit range, the premium segment (technically defined as greater than 150 cubic centimeter engines) is growing two to three times faster. We attribute this to consumers’ shift toward aspirational brands and products.

Underpinning this trend toward aspirational spending is India’s GDP growth, which is estimated to grow from $2.1 trillion in 2015 to $7 trillion by 2025.5 In our view, India’s young demographic profile, urbanization, and rising discretionary spending supports this projection. We believe demand for premium, mid-sized bikes will continue to grow, as consumers trade up from cheaper and smaller commuter-type motorcycles. Once viewed solely as a means for commuting, motorcycles — especially mid-sized motorcycles like Eicher’s — are now increasingly seen as an aspirational purchase, according to our research. In our view, owning a Royal Enfield, instead of a competitor’s smaller-engine bike, is often perceived as a sign of prosperity, which contributes to our high conviction in the duration of demand for the Royal Enfield motorcycle brand platform.

Seeking the Next Generation of Growth Drivers

The three traits highlighted above aren’t the only potential drivers of growth in the industrials sector in emerging markets. Our research has identified two nascent trends — autonomous driving and manufacturing automation — that could support growth in industrials in the future.

The movement toward autonomous driving began in the 1990s with function-specific automation, such as anti-lock brakes and cruise control. We expect advances as automobiles continue to transition from analog technology to complex computing. Our research suggests that China has joined the U.S. at the forefront of autonomous vehicle development. For example, Baidu seeks to mass-produce autonomous vehicles by 2020, and China’s largest ride-sharing company is pursuing similar technology. China currently accounts for 70 percent of ride share usage globally.7 A successful combination of autonomous vehicles and ride sharing could accelerate adoption — and provide a long growth runway for autonomous-focused hardware or service companies.

[5]	Source: February 2017 Eicher Investor Presentation. Mid-size motorcycles refer to engine capacity between 250cc — 750cc.
[6]	Royal Enfield Press Release https://www.eicher.in/uploads/1452774431_royal-enfield-store-launch-jakarta-press-release-14-jan-2016.pdf
[7]	KPCB Internet Trends 2016 — Code Conference. http://www.kpcb.com/blog/2016-internet-trends-report

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2017 (Unaudited)

In the area of manufacturing automation, factory automation and machine vision are part of a growing trend in industrials, allowing faster, cheaper, and more accurate production. Globally, there are several initiatives seeking to upgrade and digitize manufacturing, including “Made in China 2025,” Germany’s “Industry 4.0,” and Europe’s “Horizon 2020.” Market revenue from automation related to electrical components alone is expected to grow to nearly $120 billion in 2018, from a base of $88 billion in 2013.8

Looking Ahead

As we strive to add value and enhance the wealth of our clients with prudence over time, we continue to focus on the fundamentals that can drive great growth franchises. We believe we have identified distinct areas of growth within the context of the broad industrials sector. Understanding the traits creating structural tailwinds for these areas, and identifying the businesses best positioned to take advantage of them, is key in our view. We believe these traits — which include businesses operating at chokepoints, exposure to increased emerging markets middle class consumption, and brand premiumization — bolster the prospects of many market-leading industrials franchises. In the future, we think new trends, such as autonomous driving and factory automation, will enable the sustained above-average earnings growth of a new generation of industrial leaders.

Sincerely,

THE SANDS CAPITAL INVESTMENT TEAM

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or high than the performance quoted.

[8]	IndustryARC — http://industryarc.com/Report/194/Factory-Automation-Electrical-Products-Market-Report.html

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2017 (Unaudited)

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2017 (Unaudited)

SECTOR WEIGHTINGS †

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.5%
	Shares	Value

BELGIUM — 2.2%
Galapagos ADR *	119,500	$10,379,770
UCB	181,000	14,109,017

		24,488,787

CANADA — 1.8%
Shopify, Cl A *	272,000	20,658,400

CHINA — 7.7%
Alibaba Group Holding ADR *	422,000	48,741,000
Baidu ADR *	212,500	38,298,875

		87,039,875

DENMARK — 1.0%
Genmab *	58,000	11,535,020

INDIA — 13.1%
Asian Paints	1,089,000	18,967,357
Eicher Motors	53,093	21,514,508
Housing Development Finance	1,886,000	45,065,520
Maruti Suzuki India	330,000	33,471,172
Motherson Sumi Systems	2,134,500	13,313,666
Titan Company *	2,275,000	16,630,169

		148,962,392

JAPAN — 2.8%
Fast Retailing	47,500	15,493,160
Ono Pharmaceutical	804,000	16,566,836

		32,059,996

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2017 (Unaudited)

COMMON STOCK — continued
	Shares	Value

NETHERLANDS — 3.3%
ASML Holding ADR, Cl G	282,000	$37,181,700

SOUTH AFRICA — 2.9%
Naspers, Cl N	172,000	32,672,760

THAILAND — 4.0%
Airports of Thailand	13,022,000	15,152,804
CP ALL	17,431,000	30,739,838

		45,892,642

UNITED KINGDOM — 4.8%
ASOS *	419,000	31,584,551
Rolls-Royce Holdings	2,187,000	23,000,777

		54,585,328

UNITED STATES — 54.9%
Consumer Discretionary — 19.1%
Amazon.com *	47,500	43,937,025
Chipotle Mexican Grill, Cl A *	35,000	16,606,450
Las Vegas Sands	402,000	23,713,980
Netflix *	144,000	21,916,800
NIKE, Cl B	419,000	23,216,790
Priceline Group *	29,600	54,665,872
Starbucks	448,000	26,906,880
Under Armour, Cl A *	131,000	2,815,190
Under Armour, Cl C *	131,986	2,561,848

		216,340,835

Consumer Staples — 2.7%
Whole Foods Market	855,000	31,096,350

Financials — 3.4%
Charles Schwab	992,000	38,539,200

Health Care — 13.4%
Biogen *	79,500	21,561,195
BioMarin Pharmaceutical *	239,000	22,905,760
Edwards Lifesciences *	250,000	27,417,500
Illumina *	151,000	27,913,860
Medidata Solutions *	274,000	17,927,820

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2017 (Unaudited)

COMMON STOCK — continued
	Shares	Value

Health Care — (continued)
Regeneron Pharmaceuticals *	87,500	$33,992,875

		151,719,010

Information Technology — 16.3%
Alphabet, Cl A *	26,100	24,129,972
Alphabet, Cl C *	18,100	16,397,876
Facebook, Cl A *	394,000	59,198,500
Visa, Cl A	557,000	50,809,540
Workday, Cl A *	398,000	34,785,200

		185,321,088

		623,016,483

TOTAL COMMON STOCK (Cost $862,992,783)		1,118,093,383

TOTAL INVESTMENTS — 98.5% (Cost $862,992,783)		$1,118,093,383

Percentages are based on Net Assets of $1,135,651,892.

*	Non-income producing security.
ADR	— American Depositary Receipt
Cl	— Class

As of April 30, 2017, all of the Fund’s investments were considered Level 1, in accordance with ASC-820.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Level 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the period ended April 30, 2017, there were transfers of $129,445,385 from Level 2 to Level 1 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2017 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $862,992,783)	$1,118,093,383
Cash	18,051,564
Receivable for Capital Shares Sold	3,067,966
Dividend Receivable	1,303,717
Foreign Tax Reclaims Receivable	142,330
Prepaid Expenses	34,333

Total Assets	1,140,693,293

Liabilities:
Payable for Capital Shares Redeemed	3,500,000
Payable due to Investment Adviser	761,105
Payable for Investment Securities Purchased	372,525
Accrued Foreign Capital Gains Tax on Appreciated Securities	258,517
Payable due to Administrator	83,228
Trustee Fees Payable	4,547
Shareholder Servicing Fees Payable	4,517
Unrealized on spot contracts	2,563
Chief Compliance Officer Fees Payable	2,042
Foreign Cash Payable (Cost $51)	51
Other Accrued Expenses	52,306

Total Liabilities	5,041,401

Net Assets	$1,135,651,892

NET ASSETS CONSIST OF:
Paid-in-Capital	$917,176,736
Accumulated Net Investment Loss	(10,795,040)
Accumulated Net Realized Loss on Investments	(25,568,960)
Net Unrealized Appreciation on Investments	255,100,600
Net Unrealized Depreciation Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(2,927)
Foreign Capital Gains Tax on Appreciated Securities	(258,517)

Net Assets	$1,135,651,892

Net Asset Value Per Share — Institutional Shares( $1,129,086,213 ÷ 53,555,104 shares)*	$21.08

Net Asset Value Per Share — Investor Shares( $6,565,679 ÷ 315,174 shares)*	$20.83

*	Redemption price per share may vary depending on length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
FOR THE SIX MONTHS ENDED
APRIL 30, 2017 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$3,458,038
Interest Income	44,806
Less: Foreign Taxes Withheld	(203,996)

Total Investment Income	3,298,848

Expenses
Investment Advisory Fees	4,251,110
Administration Fees	473,000
Trustees’ Fees	7,997
Shareholder Servicing Fees — Investor Class	7,339
Chief Compliance Officer Fees	2,873
Transfer Agent Fees	49,350
Custodian Fees	46,162
Registration Fees	25,117
Legal Fees	17,052
Printing Fees	13,734
Audit Fees	11,942
Insurance and Other Expenses	13,725

Total Expenses	4,919,401

Less:
Fees Paid Indirectly	(26)

Net Expenses	4,919,375

Net Investment Loss	(1,620,527)

Net Realized Loss on:
Investments	(6,634,380)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(10,152)

Net Realized Loss	(6,644,532)

Net Change in Unrealized Appreciation on:
Investments	135,293,072
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	9,808
Foreign Capital Gains Tax on Appreciated Securities	1,365,336

Net Change in Unrealized Appreciation	136,668,216

Net Gain on Investments and Foreign Currency Transactions	130,023,684

Net Increase in Net Assets Resulting from Operations	$128,403,157

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Operations:
Net Investment Loss	$(1,620,527)	$(3,061,953)
Net Realized Loss on Investments, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(6,644,532)	(1,843,134)
Net Change in Unrealized Appreciation on Investments, Foreign Capital Gains Tax, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	136,668,216	48,995,103

Net Increase in Net Assets Resulting from Operations	128,403,157	44,090,016

Capital Share Transactions:
Institutional Shares
Issued	66,305,112	115,266,243
Redemption Fees (see note 2)	230	19,097
Redeemed	(57,486,574)	(92,500,122)

Net Institutional Share Transactions	8,818,768	22,785,218

Capital Share Transactions:
Investor Shares
Issued	395,066	732,370
Redeemed	(1,016,714)	(695,191)

Net Investor Share Transactions	(621,648)	37,179

Net Increase in Net Assets from Share Transactions	8,197,120	22,822,397

Total Increase in Net Assets	136,600,277	66,912,413

Net Assets:
Beginning of Period	999,051,615	932,139,202

End of Period (including Accumulated Net Investment Loss of ($10,795,040) and ($9,174,513) respectively	$1,135,651,892	$999,051,615

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Six-Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Shares Transactions:
Institutional Shares
Issued	3,447,793	6,635,133
Redeemed	(3,095,874)	(5,352,302)

Net Institutional Share Transactions	351,919	1,282,831

Shares Transactions:
Investor Shares
Issued	21,370	45,580
Redeemed	(55,594)	(38,270)

Net Investor Share Transactions	(34,224)	7,310

Net Increase in Shares Outstanding From Share Transactions	317,695	1,290,141

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year/Period
	Institutional Shares
	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$18.66		$17.84	$18.24	$16.96	$13.31	$12.15

Income from Investment Operations:
Net Investment Income (Loss)†	(0.03)		(0.06)	(0.05)	(0.03)	0.11	0.02
Net Realized and Unrealized Gain (Loss)	2.45		0.88	— *	1.61	3.71	1.18

Total from Investment Operations	2.42		0.82	(0.05)	1.58	3.82	1.20

Dividends and Distributions from:
Net Investment Income	—		—	(0.09)	—	(0.15)	—
Net Realized Gains	—		—	(0.26)	(0.30)	(0.02)	(0.04)

Total Dividends and Distributions	—		—	(0.35)	(0.30)	(0.17)	(0.04)

Redemption Fees^	—		—	—	—	—	—

Net Asset Value, End of Period	$21.08		$18.66	$17.84	$18.24	$16.96	$13.31

Total Return††	12.97%		4.60%	(0.28)%	9.49%	28.99%	9.90%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,129,086		$992,602	$926,086	$472,080	$137,612	$57,329
Ratio of Expenses to Average Net Assets	0.98	%**	0.99%	1.03%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.98	%**	0.99%	1.03%	1.13%	1.30%	2.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.32	)%**	(0.32)%	(0.28)%	(0.16)%	0.76%	0.13%
Portfolio Turnover Rate	11	%***	20%	18%	24%	33%	21%

^	See Note 2 in the Notes to Financial Statements.
*	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
**	Annualized.
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—“ are $0.00 or round to $0.00 per share.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year/Period
	Investor Shares
	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$18.46		$17.69	$18.09	$16.87	$13.24	$12.11

Income from Investment Operations:
Net Investment Income (Loss)†	(0.05)		(0.10)	(0.10)	(0.07)	0.06	(0.02)
Net Realized and Unrealized Gain	2.42		0.87	— *	1.59	3.71	1.19

Total from Investment Operations	2.37		0.77	(0.10)	1.52	3.77	1.17

Dividends and Distributions from:
Net Investment Income	—		—	(0.04)	—	(0.12)	—
Net Realized Gains	—		—	(0.26)	(0.30)	(0.02)	(0.04)

Total Dividends and Distributions	—		—	(0.30)	(0.30)	(0.14)	(0.04)

Net Asset Value, End of Period	$20.83		$18.46	$17.69	$18.09	$16.87	$13.24

Total Return††	12.84%		4.35%	(0.56)%	9.16%	28.71%	9.68%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$6,566		$6,450	$6,053	$8,210	$4,201	$1,297
Ratio of Expenses to Average Net Assets	1.23	%**	1.24%	1.29%	1.35%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.23	%**	1.24%	1.29%	1.38%	1.55%	2.71%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.57	)%**	(0.57)%	(0.57)%	(0.41)%	0.42%	(0.13)%
Portfolio Turnover Rate	11	%***	20%	18%	24%	33%	21%

*	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
**	Annualized
***	Not annualized
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—“ are $0.00 or round to $0.00 per share.

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 56 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a

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security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund

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calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third-party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to

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valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended April 30, 2017, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is

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“more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the period ended April 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended April 30, 2017, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in

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net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the period ended April 30, 2017, Institutional Class Shares retained $230 and Investor Class Shares did not retain any redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory

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oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended April 30, 2017, the Fund paid $473,000 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the period ended April 30, 2017, the Investor Class Shares incurred 0.25% of average daily net assets or $7,339 of shareholder servicing fees.

Brown Brothers Harriman (BBH) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the period ended April 30, 2017, the Fund earned cash management credits of $26 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The

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Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Shares’ and Investor Shares’ average daily net assets, until March 31, 2018. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. As of April 30, 2017, there were no previously waived and reimbursed fees that are subject to recapture.

6.	Investment Transactions:

For the six months ended April 30, 2017, the Fund made purchases of $145,048,936 and sales of $112,849,763 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to foreign currency gain (loss) and gains on passive foreign investment companies have been reclassified to (from) the following accounts:

Accumulated Net Investment Loss	Accumulated Net Realized Gain
$(708,498)	$708,498

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These reclassifications had no impact on the net assets or net values of the Fund.

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2016 and 2015 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2016	$—	$—	$—
2015	2,574,120	7,575,313	10,149,433

As of October 31, 2016, the components of Distributable Earnings on a tax basis were as follows:

Capital Loss Carryforward	$(12,434,057)
Late-Year Loss Deferral	(1,578,710)
Unrealized Appreciation	104,084,686
Other Temporary Differences	80

Total Distributable Earnings	$90,071,999

For Federal income tax purposes, the cost of securities owned at October 31, 2016, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales and mark to market on unrealized gains on PFIC which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

Late-Year Loss Deferral represents ordinary losses realized on investment transactions from January 1, 2016 through October 31, 2016 and that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Short-Term Loss	Long-Term Loss	Total
$12,279,178	$154,879	$12,434,057

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During the fiscal year ended October 31, 2016, the Fund utilized capital loss carryforwards of $4,320,688 to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at April 30, 2017, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$862,992,783	$267,849,950	$(12,749,350)	$255,100,600

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At April 30, 2017, the net assets of the

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Fund were comprised of U.S. denominated securities, foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

10.	Other:

At April 30, 2017, 40% of Institutional Shares outstanding were held by two shareholders and 81% of Investors Shares outstanding by two shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders. 10% of Investor Shares outstanding were held by an affiliate of the Adviser.

11.	Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

12.	Subsequent Event:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/16	Ending Account Value 4/30/17	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,129.70	0.98%	$5.17
Investor Shares	1,000.00	1,128.40	1.23	6.49

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.93	0.98%	$4.91
Investor Shares	1,000.00	1,018.70	1.23	6.16

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the commencement of operations period shown).

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BOARD CONSIDERATIONS IN RE-APPROVING ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 28, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

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BOARD CONSIDERATIONS IN RE-APPROVING ADVISORY AGREEMENT (Unaudited) (Continued)

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions,

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2017

BOARD CONSIDERATIONS IN RE-APPROVING ADVISORY AGREEMENT (Unaudited) (Continued)

and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2017

BOARD CONSIDERATIONS IN RE-APPROVING ADVISORY AGREEMENT (Unaudited) (Continued)

current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangements with the Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2017

BOARD CONSIDERATIONS IN RE-APPROVING ADVISORY AGREEMENT (Unaudited) (Concluded)

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-SA-001-0800

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: July 7, 2017

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO
Date: July 7, 2017